AXP(SM)
                                                           Small Cap Advantage
                                                                          Fund
                                                        1999 SEMIANNUAL REPORT


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AXP Small Cap  Advantage  Fund  seeks to  provide  shareholders  with  long-term capital growth.

Distributed by American Express Financial Advisors Inc.

AMERICAN EXPRESS Financial Advisors

Good Things,
Small Packages

Small-capitalization stocks may not measure up to the big blue-chips in terms of market value, but that doesn't mean they have to take a back seat when it comes to investment performance. To get the most out of the small-cap sector, this Fund spreads its holdings among growth and value stocks that meet a variety of strict selection criteria. The result is a portfolio of about 200 stocks that provide broad representation in the small-cap sector.


CONTENTS
From the Chairman.........................3
From the Portfolio Managers...............3
Fund Facts................................5
The 10 Largest Holdings...................6
Financial Statements......................7
Notes to Financial Statements............10
Investments in Securities................18

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

It is an honor for me to join American Express(R) Funds as chairman of the board and chief executive officer for each of the funds. I have served for the past eight years as governor of Minnesota and also for the past 20 years as a constitutional officer responsible for the pension investments made on behalf of government employees. My responsibility in the upcoming years is to serve your interests.

By law, half the members of a mutual fund board must be independent of their investment manager and distributor. I am one of those persons. I am not an employee of American Express Financial Corporation (AEFC), nor do I own stock in American Express Company. Both are fine companies, but the law clearly states that to fully represent your interests I must be independent.

Having said that, I have a great deal of respect for the capabilities of AEFC and for the services it provides to investors. Your financial advisor assists you in financial planning, conducts regular investment reviews and responds to your questions and needs. This is a very personal service that makes AEFC a partner in your financial future. I know that AEFC has an investment focus on the long-term performance of our economy and that it wants you to participate in that growth. Consistent with that, our board is here to serve you and represent your interests in a professional manner.


Arne H. Carlson

(picture of) Kent Kelley
Kent Kelley
Portfolio Manager

(picture of) Jacob Hurwitz
Jacob Hurwitz
Portfolio Manager

From the Portfolio Managers

Despite an often-difficult period for the equity market overall, small-capitalization stocks held up relatively well during the past several months. For AXP Small Cap Advantage Fund, the result was a gain of 3.20% for Class A shares during its initial reporting period -- May 4 (the Fund's inception date) through September 30, 1999.

During this period, investors had one overriding worry: inflation. The economy continued to show surprising strength in both the consumer and manufacturing sectors. Yet, investors became worried about too much of a good thing amid reports of labor shortages and increased pricing pressures in the manufacturing supply chain. The bond market soured first, as the yield on the 30-year U.S. Treasury bond ultimately climbed back above 6%. As for the stock market, it slumped in May, came back strongly in June (when the Fund was up more than 6%), then steadily retreated during the final three months under the pressure of higher interest rates.

Of particular importance to this Fund, small-cap stocks displayed a measure of support, especially during the market's downturn. To illustrate, the Standard & Poor's 500 (an unmanaged index of large-capitalization stocks) was down 6.56% from July through September, while the S&P SmallCap 600 (an unmanaged index of small-cap stocks) was down 5.03%. The Fund, on the other hand, lost just 2.24%.

Much of the period was spent putting shareholders' money to work, and from its inception in May, we kept the Fund fully invested in stocks. By the end of the period, the portfolio held about 200 issues, with a mix of about 55% small-cap growth stocks and 45% small-cap value stocks. This is in keeping with our investment style, which aims to provide diversification through a blend of growth and value investments.

When making stock selections, we use what's called a "bottom-up" approach. That is, we focus primarily on the merits of each individual company/stock.
Specifically, we look for a consistent earnings history, as well as the potential for earnings improvement. No matter which style group a stock belongs to -- growth or value -- we require that its price reflects reasonable valuation relative to the company's free cash flow and earnings potential. (Conversely, should the price of any stock rise to where it breaks out of an acceptable valuation range, we usually sell it, as was the case with some issues during the past five months.)

Beyond that, we do not make "sector bets" -- loading up on certain groups of stocks such as technology, retailing, chemicals, etc. Instead, we allocate investments in accordance with the composition of the S&P SmallCap 600 Index. That is, we hold stocks in all economic sectors and in similar "weightings" represented in the index. The result is a highly diversified portfolio that, by virtue of good individual stock selection, has the potential to outperform the index. Thanks mainly to some strong performers among our holdings in the technology, health care and consumer sectors, that proved to be the case in the past period.

As we begin the second half of the fiscal year, small-cap stocks as a whole continue to offer what we believe is excellent investment value compared with large-caps. Also, we're encouraged by the relatively resilient performance by small-caps during the past period and the potential for small companies to show strong earnings improvement during the next few quarters. In the months ahead, investors' nervousness about the direction of interest rates could present a hurdle for stocks in general. But, looking out further, we're genuinely enthusiastic about the potential for the small-cap segment of the market.



Kent Kelley
Jacob (Jake) Hurwitz

Fund Facts

Class A -- May 4, 1999* - Sept. 30, 1999.
(All figures per share)

Net asset value (NAV)
Sept. 30, 1999                                      $5.16
May 4, 1999*                                        $5.00
Increase                                            $0.16

Distributions -- May 4, 1999* - Sept. 30, 1999
From income                                         $ --
From capital gains                                  $ --
Total distribution                                  $ --
Total return**                                      +3.20%***

Class B -- May 4, 1999* - Sept. 30, 1999.
(All figures per share)

Net asset value (NAV)
Sept. 30, 1999                                      $5.15
May 4, 1999*                                        $5.00
Increase                                            $0.15

Distributions -- May 4, 1999* - Sept. 30, 1999
From income                                         $ --
From capital gains                                  $ --
Total distribution                                  $ --
Total return**                                      +3.00%***

Class Y -- May 4, 1999* - Sept. 30, 1999.
(All figures per share)

Net asset value (NAV)
Sept. 30, 1999                                      $5.16
May 4, 1999*                                        $5.00
Increase                                            $0.16

Distributions -- May 4, 1999* - Sept. 30, 1999
From income                                         $ --
From capital gains                                  $ --
Total distribution                                  $ --
Total return**                                      +3.20%***

  *Inception date.
 **The prospectus discusses the effect of sales charges, if any, on the various classes.
***The total return is a hypothetical investment in the Fund with all distributions reinvested.

The 10 Largest Holdings

                                     Percent                     Value
                                  (of net assets)        (as of Sept. 30, 1999)
 Profit Recovery Group Intl             1.36%                 $1,829,624
 Mercury Interactive                    1.05                   1,413,918
 CommScope                               .93                   1,257,750
 Zale                                    .93                   1,252,818
 CTS                                     .91                   1,224,749
 Macromedia                              .90                   1,218,074
 Canandaigua Wine Cl A                   .88                   1,189,025
 AnnTaylor Stores                        .85                   1,144,500
 Gentex                                  .84                   1,136,093
 Hambrecht & Quist Group                 .84                   1,135,350

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


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                           The 10 holdings listed here
                           make up 9.49% of net assets


Financial  Statements
Statement of assets and liabilities
AXP Small Cap Advantage Fund

Sept. 30, 1999 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $137,138,747)                                                                              $135,390,293
Cash in bank on demand deposit                                                                                          747
Dividends and accrued interest receivable                                                                            53,119
Receivable for investment securities sold                                                                         8,999,986
                                                                                                                  ---------
Total assets                                                                                                    144,444,145

Liabilities
Payable for investment securities purchased                                                                       9,686,384
Accrued investment management services fee                                                                            2,604
Accrued distribution fee                                                                                              1,700
Accrued transfer agency fee                                                                                           1,075
Accrued administrative services fee                                                                                     211
Other accrued expenses                                                                                               49,361
                                                                                                                     ------
Total liabilities                                                                                                 9,741,335
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $134,702,810
                                                                                                               ============

Represented by
Capital stock-- $.01 par value (Note 1)                                                                        $    261,212
Additional paid-in capital                                                                                      134,323,597
Net operating loss                                                                                                 (122,779)
Accumulated net realized gain (loss)                                                                              1,989,234
Unrealized appreciation (depreciation) on investments                                                            (1,748,454)
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $134,702,810
                                                                                                               ============

Net assets applicable to outstanding shares:                            Class A                                $ 92,484,086
                                                                        Class B                                $ 42,216,659
                                                                        Class Y                                $      2,065
Net asset value per share of outstanding capital stock:                 Class A shares     17,918,305          $       5.16
                                                                        Class B shares      8,202,449          $       5.15
                                                                        Class Y shares            400          $       5.16
                                                                                                  ---          ------------
See accompanying notes to financial statements.

Statement of operations
AXP Small Cap Advantage Fund

For the period from May 4, 1999  (commencement  of operations) to Sept. 30, 1999
(Unaudited)

Investment income
Income:
Dividends                                                                          $  158,162
Interest                                                                              125,970
                                                                                      -------
Total income                                                                          284,132
                                                                                      -------

Expenses (Note 2):
Investment management services fee                                                    193,572
Distribution fee
   Class A                                                                             46,034
   Class B                                                                             77,439
Transfer agency fee                                                                    64,373
Incremental transfer agency fee
   Class A                                                                              5,116
   Class B                                                                              3,684
Service fee
   Class Y                                                                                  1
Administrative services fees and expenses                                              15,673
Compensation of board members                                                             761
Custodian fees                                                                         49,650
Printing and postage                                                                   26,250
Registration fees                                                                      42,435
Audit fees                                                                              7,000
Other                                                                                  19,382
                                                                                       ------
Total expenses                                                                        551,370
   Expenses voluntarily reimbursed by AEFC (Note2)                                   (141,298)
                                                                                     --------
                                                                                      410,072
   Earnings credits on cash balances (Note 2)                                          (3,161
                                                                                       ------
Total net expenses                                                                    406,911
                                                                                      -------
Investment income (loss) -- net                                                      (122,779)
                                                                                     --------


Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
  Security transactions (Note 3)                                                    1,996,765
  Financial futures contacts                                                           (5,158)
  Options contracts written (Note 5)                                                   (2,373)
                                                                                       ------
Net realized gain (loss) on investmes                                               1,989,234
Net change in unrealized appreciation (depreciation) on investments                (1,748,454)
                                                                                   ----------
Net gain (loss) on investments                                                        240,780
                                                                                      -------
Net increase (decrease) in net assets resulting from operations                  $    118,001
                                                                                 ============

See accompanying notes to financial statements.

Statement of changes in net assets

AXP Small Cap Advantage Fund For the period from May 4, 1999 (commencement of operations) to Sept. 30, 1999 (Unaudited)

Operations and distributions
Investment income (loss)-- net                                                   $   (122,779)
Net realized gain (loss) on investments                                             1,989,234
Net change in unrealized appreciation (depreciation) on investments                (1,748,454)
                                                                                   ----------
Net increase (decrease) in net assets resulting from operations                       118,001
                                                                                      -------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         97,185,436
   Class B shares                                                                  42,907,184
Payments for redemptions
   Class A shares                                                                  (4,886,146)
   Class B shares (Note 2)                                                           (627,665)
                        -                                                            --------
Increase (decrease) in net assets from capital share transactions                 134,578,809
                                                                                  -----------
Total increase (decrease) in net assets                                           134,696,810
Net assets at beginning of period                                                       6,000
                                                                                        -----
Net assets at end of period                                                      $134,702,810
                                                                                 ============

See accompanying notes to financial statements.

Notes to Financial Statements

AXP Small Cap Advantage Fund
(Unaudited as to Sept. 30, 1999)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of small companies. On May 3, 1999, American Express Financial Corporation (AEFC) invested $6,000 in the Fund which represented 400 shares for Class A, Class B and Class Y, respectively.

The Fund offers Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss whenthe contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financialstatement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.74% to 0.615% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period measured against the change in the Lipper Small Cap Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administrationand accounting services at a percentage of the Fund's average net daily assets in reducing percentages from 0.06% to 0.035% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Sub-investment Advisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:
 o Class A $19
 o Class B $20
 o Class Y $17

The Fund has agreements with American Express Financial Advisors Inc. for distribution and shareholder services. Under a Plan and Agreement of Distribution (the Plan), the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales  charges  received  by  American  Express  Financial   Advisors  Inc.  for
distributing Fund shares were $933,561 for Class A and $6,119 for Class B for the period ended Sept. 30, 1999.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 1.275% for Class A shares, 2.045% for Class B shares and 1.085% for Class Y shares. For the remainder of the first fiscal year, they have agreed to cap total expenses at 1.35% for Class A shares, 2.12% for Class B shares and 1.16% for Class Y shares. In addition, for the period ended Sept. 30, 1999, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and reimburse expenses to 1.33% for Class A shares, 2.10% for Class B shares and 1.13% for Class Y shares.

During the period ended Sept. 30, 1999, the Fund's custodian and transfer agency fees were reduced by $3,161 as a result of earnings credits from overnight cash balances. The Fundalso pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $157,195,560 and $26,753,578 respectively, for the period ended Sept 30, 1999. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $96 for the period ended Sept. 30, 1999.


4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the period indicated is as follows:

                                          Period ended Sept. 30, 1999*
                                         Class A      Class B    Class Y
Sold                                   18,867,920    8,323,813        --
Issued for reinvested distributions            --          --         --
Redeemed                                 (950,015)    (121,764)       --
                                         --------     --------
Net increase (decrease)                17,917,905    8,202,049        --

*Inception date was May 4, 1999.


5. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                         Period ended Sept. 30, 1999*
                                                        Puts
                                          Contracts            Premium
Balance May 4, 1999                           --           $      --
Opened                                        494              365,693
Closed                                       (401)            (307,849)
Expired                                       (93)             (57,844)
                                          -------              -------
Balance Sept. 30, 1999                        --           $      --

*Inception date was May 4, 1999.
See "Summary of significant accounting policies."

6. BANK BORROWINGS

The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the period ended Sept. 30, 1999.


7. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Fund's results.


For the period ended Sept. 30,

Per share income and capital changesa

                                              Class A         Class B         Class Y
                                                1999b           1999b           1999b

Net asset value, beginning of period             $5.00           $5.00           $5.00

Income from investment operations:
Net investment income (loss)                        --            (.01)             --

Net gains (losses) (both realized and unrealized)  .16             .16             .16

Total from investment operations                   .16             .15             .16

Net asset value, end of period                   $5.16           $5.15           $5.16

Ratios/supplemental data

Net assets, end of period (in millions)            $92             $42              $--

Ratio of expenses to average daily net assetsd    1.33%c,f        2.10%c,f        1.13%c,f

Ratio of net investment income (loss)
to average daily net assets                       (.23%)d        (1.03%)d         (.31%)d

Portfolio turnover rate
(excluding short-term securities)                   36%             36%             36%

Total returne                                     3.20%           3.00%           3.20%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b For the period from May 4, 1999  (commencement  of operations) to
  Sept. 30, 1999(Unaudited).
c Adjusted  to  an  annual  basis.
d Expense  ratio  is  based on total expenses  of the  Fund  before  reduction of  earnings  credits  on cash balances.
e Total  return does not reflect  payment of a sales  charge.
f AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.89% for Class A, 2.63% for Class B and 1.63% for Class Y for the period ended Sept. 30, 1999.


Investments in Securities

AXP Small Cap Advantage Fund
Sept. 30, 1999 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.0%)
Issuer                                                          Shares         Value(a)

Aerospace & defense (0.5%)
Alliant Techsystems                                            9,800(b)      $  679,263

Airlines (1.0%)
America West Holdings Cl B                                    26,400(b)         457,050
Amtran                                                        18,200(b)         341,250
SkyWest                                                       26,900            590,119
Total                                                                         1,388,419

Automotive & related (3.2%)
DollarThrifty Automotive Group                                14,500(b)         299,969
Gentex                                                        55,000(b)       1,136,093
Myers Inds                                                    30,210            536,228
Smith (AO)                                                    27,200            822,800
Tower Automotive                                              45,900(b)         909,394
Winnebago Inds                                                26,800            641,525
Total                                                                         4,346,009

Banks and savings & loans (5.9%)
Advest Group                                                  18,500            337,625
Anchor Bancorp Wisconsin                                      21,000            341,250
Cullen/Frost Bankers                                          40,100          1,002,500
Dime Community Bancshares                                     18,900            392,175
FirstMerit                                                    40,400          1,025,150
Flagstar Bancorp                                              28,900            444,338
Hamilton Bancorp                                              18,700(b)         397,375
Hudson United Bancorp                                          8,900            274,231
MAF Bancorp                                                   18,700(c)         371,663
NBT Bancorp                                                   11,600            200,825
Provident Bankshares                                          11,400            242,606
Queens County Bancorp                                         22,000            607,750
Republic Bancorp                                              33,300            385,031
Southwest Bancorp of Texas                                    17,900(b)         312,131
U.S. Trust                                                    12,100            972,538
Webster Financial                                             26,900            685,950
Total                                                                         7,993,138

Beverages & tobacco (1.3%)
Beringer Wine Estates Holdings Cl B                           12,600(b)         517,388
Canandaigua Wine Cl A                                         19,900(b)       1,189,025
Total                                                                         1,706,413

Building materials & construction (4.5%)
Dycom Inds                                                    19,200(b)         810,000
Florida Rock Inds                                             19,500            677,625
Granite Construction                                          15,800            411,788
Horton (DR)                                                   56,200            727,088
Insituform Technologies Cl A                                  40,200(b)       1,004,999
NCI Building Systems                                          19,200(b)         318,000
Pulte                                                         18,600            404,550
Ryland Group                                                  27,500            625,625
TJ Intl                                                       21,400            537,675
URS                                                           21,200            519,400
Total                                                                         6,036,750

Chemicals (1.1%)
Geon                                                          21,800            561,350
MacDermid                                                      9,300            316,781
Spartech                                                      18,800            551,075
Total                                                                         1,429,206

Communications equipment & services (2.6%)
CommScope                                                     38,700(b)       1,257,750
Digital Microwave                                             30,300(b)         475,331
Oak Inds                                                      19,200            652,800
Orbital Sciences                                              14,800(b)         259,000
Plantronics                                                    9,200(b)         457,700
SymmetriCom                                                   58,700(b)         440,250
Total                                                                         3,542,831

Computers & office equipment (10.4%)
Acxiom                                                        15,000(b)         294,844
American Management Systems                                   37,100(b)         951,847
BISYS Group                                                    9,800(b)         459,681
Cognex                                                        26,900(b)         812,044
Dendrite Intl                                                  8,700(b)         411,075
FactSet Research Systems                                      15,300            870,188
Hadco                                                         23,300(b)       1,007,725
Henry (Jack) & Associates                                     19,900            735,056
Insight Enterprises                                           10,100(b)         328,250
Kronos                                                        13,000(b)         476,938
Macromedia                                                    29,800(b)       1,218,074
MedQuist                                                      22,200(b)         742,313
Mercury Interactive                                           21,900(b)       1,413,918
Natl Computer Systems                                         12,300            471,628
New Era of Networks                                           12,200(b)         263,825
Profit Recovery Group Intl                                    41,000(b)       1,829,624
Whittman-Hart                                                 22,100(b)         857,066
Xircom                                                        19,400(b)         828,138
Total                                                                        13,972,234

Electronics (11.8%)
Actel                                                         21,000(b)         399,000
AFC Cable Systems                                             10,300(b)         437,750
Alpha Inds                                                    16,200            913,781
Anixter Intl                                                  43,300(b)       1,006,725
Burr-Brown                                                    15,100(b)         596,450
C-Cube Microsystems                                           15,100(b)         656,850
CTS                                                           21,300          1,224,749
Dionex                                                        18,500(b)         790,875
DSP Communications                                             8,700(b)         165,300
Electro Scientific Inds                                       13,500(b)         719,297
Etec Systems                                                   9,700(b)         364,963
Helix Technology                                              26,600            884,450
Intl Rectifier                                                49,200(b)         750,300
Kulicke & Soffa Inds                                          25,100(b)         610,244
Lattice Semiconductor                                         37,800(b)       1,122,187
Micrel                                                        20,000(b)         867,500
Novellus Systems                                               9,000(b)         606,938
Park Electrochemical                                          26,200            861,325
Power Integrations                                             8,300(b)         574,775
Powerwave Technologies                                        20,500(b)         988,484
S3                                                            54,000(b)         563,625
Varian Medical Systems                                        29,700            649,688
Total                                                                        15,755,256

Energy (1.4%)
Barrett Resources                                             27,800(b)       1,026,862
Forest Oil                                                    32,900(b)         561,356
HS Resources                                                  15,500(b)         253,813
Total                                                                         1,842,031

Energy equipment & services (1.3%)
Marine Drilling                                               27,200(b)         430,100
Pride Intl                                                    59,700(b)         846,993
Tuboscope                                                     36,600(b)         455,213
Total                                                                         1,732,306

Financial services (4.3%)
Delphi Financial Group Cl A                                   17,734(b)         535,345
Financial Federal                                             31,300(b)         590,788
Hambrecht & Quist Group                                       23,200(b)       1,135,350
Investment Technology Group                                   18,800            392,450
Legg Mason                                                    15,700            601,506
Mutual Risk Management                                        26,900            329,525
Radian Group                                                  23,900          1,026,206
Raymond James Financial                                       16,900            336,944
SEI Investments                                                8,900            794,603
Total                                                                         5,742,717

Food (2.1%)
Corn Products Intl                                            26,700            812,681
Earthgrains                                                   35,800            792,075
Performance Food Group                                        18,900(b)         484,313
Smithfield Foods                                              28,600(b)         765,050
Total                                                                         2,854,119

Furniture & appliances (1.6%)
Briggs & Stratton                                              9,700            566,238
Ethan Allen Interiors                                         27,750            882,796
La-Z-Boy                                                      40,200            766,313
Total                                                                         2,215,347

Health care (5.4%)
Alpharma Cl A                                                 30,000          1,059,375
IDEC Pharmaceuticals                                           9,600(b)         902,700
Jones Pharma                                                  32,200          1,061,593
Liposome                                                      41,300(b)         314,267
Priority Healthcare Cl B                                      27,900(b)         861,413
Quest Diagnostics                                             31,600(b)         821,600
Roberts Pharmaceutical                                        30,200(b)         913,550
Summit Technology                                             13,600(b)         249,050
Syncor Intl                                                   13,600(b)         510,000
Techne                                                        18,800(b)         589,850
Total                                                                         7,283,398

Health care services (3.5%)
Apria Healthcare Group                                        45,500(b)         762,125
Express Scripts Cl A                                          13,600(b)       1,064,201
Hanger Orthopedic Group                                       52,600(b)         762,700
Orthodontic Centers of America                                19,800(b)         346,500
Patterson Dental                                              18,900(b)         936,731
Renal Care Group                                              35,900(b)         786,434
Total                                                                         4,658,691

Household products (0.1%)
Chattem                                                        6,900            152,231

Industrial equipment & services (1.5%)
Astec Inds                                                    18,900(b)         455,963
JLG Inds                                                      27,700            420,694
Manitowoc                                                     20,700            706,387
Nordson                                                        9,600            470,400
Total                                                                         2,053,444

Insurance (2.4%)
Blanch (EW) Holdings                                           9,100            592,638
Fidelity Natl Financial                                       14,000            212,625
First American Financial                                      21,600            288,900
Gallagher (Arthur J)                                          18,900          1,006,424
Hooper Holmes                                                 21,700            556,063
LandAmerica Financial Group                                   11,400            225,150
Reinsurance Group of America                                  13,700            351,919
Total                                                                         3,233,719

Leisure time & entertainment (0.7%)
Aztar                                                         95,600(b)         979,900

Media (3.4%)
Catalina Marketing                                             7,600(b)         644,575
Consolidated Graphics                                         16,100(b)         678,213
McClatchy Newspapers                                          13,700            489,775
Price Communications                                          28,105(b)         704,382
Scholastic                                                     9,400(b)         470,000
True North Communications                                     16,300            592,913
Valassis Communications                                       22,400(b)         984,199
Total                                                                         4,564,057

Metals (1.8%)
Mueller Inds                                                  27,300(b)         810,468
Ryerson Tull                                                  28,700            663,688
Steel Technologies                                            55,400            644,025
Stillwater Mining                                             13,100(b)         352,063
Total                                                                         2,470,244

Miscellaneous (0.9%)
PFF Bancorp                                                   24,400            503,250
Philadelphia Suburban                                         18,900            445,331
TiVo                                                           9,200(b)         275,425
Total                                                                         1,224,006

Multi-industry conglomerates (3.7%)
Bell & Howell                                                 17,300(b)         634,694
Brady (WH) Cl A                                               21,700            694,400
DeVry                                                         18,700(b)         374,000
Electronics for Imaging                                          300(b)          15,422
Interim Services                                              24,100(b)         394,638
Labor Ready                                                    2,400(b)          24,150
Lason                                                         19,900(b)         886,171
Mettler-Toledo Intl                                           21,200(b)         628,050
NCO Group                                                     13,300(b)         625,100
Pre-Paid Legal Services                                       11,200(b)         441,000
Sylvan Learning Systems                                       16,200(b)         313,875
Total                                                                         5,031,500

Paper & packaging (0.8%)
AptarGroup                                                    27,200            727,600
Ball                                                           9,200            405,375
Total                                                                         1,132,975

Restaurants & lodging (2.8%)
CEC Entertainment                                             26,000(b)         932,750
Foodmaker                                                     30,300(b)         755,606
Ruby Tuesday                                                  36,500            711,750
Ryan's Family Steak Houses                                    64,300(b)         578,700
Taco Cabana Cl A                                              78,500(b)         760,469
Total                                                                         3,739,275

Retail (8.0%)
Ames Dept Stores                                              17,400(b)         554,625
AnnTaylor Stores                                              28,000(b)       1,144,500
Bindley Western Inds                                          73,466          1,051,482
Cost Plus                                                     11,300(b)         548,050
Fossil                                                        39,350(b)       1,064,909
Haverty Furniture Companies                                   36,500            529,250
Linens `N Things                                              21,600(b)         729,000
Men's Wearhouse                                               46,200(b)         993,300
Pacific Sunwear of California                                 25,750(b)         721,805
Regis                                                         32,400            623,700
ShopKo Stores                                                 38,700          1,122,300
United Stationers                                             19,000            404,938
Zale                                                          32,700(b)       1,252,818
Total                                                                        10,740,677

Textiles & apparel (2.3%)
Authentic Fitness                                             32,800            576,050
Brown Shoe                                                    44,800            820,400
Dixie Group                                                   64,000(b)         496,000
K-Swiss Cl A                                                  20,800            656,500
Oshkosh B'Gosh Cl A                                           33,300            531,759
Total                                                                         3,080,709

Transportation (2.5%)
Atlas Air                                                     17,900(b)         391,563
Expeditors Intl of Washington                                  9,500            304,891
Landstar System                                               18,800(b)         653,300
Offshore Logistics                                            44,700            460,969
USFreightways                                                 21,800          1,032,774
Werner Enterprises                                            31,200            549,900
Total                                                                         3,393,397

Utilities -- electric (2.2%)
Cleco                                                         15,000            486,563
El Paso Electric                                              62,500            562,500
Public Service Co of New Mexico                               29,700            542,025
TNP Enterprises                                               18,800            732,024
United Illuminating                                           13,900            672,413
Total                                                                         2,995,525

Utilities -- gas (2.0%)
Equitable Resources                                           15,700            593,655
New Jersey Resources                                           9,900            396,000
ONEOK                                                         15,400            466,813
Piedmont Natural Gas                                          12,200            369,813
Southwestern Energy                                           53,600            485,750
UGI                                                           17,600            409,200
Total                                                                         2,721,231

Total common stocks
(Cost: $132,438,747)                                                        130,691,018

Short-term security (3.5%)
Issuer                                                     Annualized       Amount Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

Commercial paper
Paccar Financial
   10-01-99                                  5.55%         $4,700,000         $4,699,275

Total short-term security
(Cost: $4,700,000)                                                            $4,699,275

Total investments in securities
(Cost: $137,138,747)(d)                                                     $135,390,293

See accompanying notes to investments in securities

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 1999, the value of foreign securities represented 0.28% of net assets.
(d) At Sept. 30, 1999, the cost of securities for federal income tax purposes was approximately $137,139,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                  $ 6,833,000
Unrealized depreciation                                   (8,582,000)
                                                          ----------
Net unrealized depreciation                              $(1,749,000)

See  accompanying  notes to  investments in  securities.

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Sales and exchanges, dividend payments or reinvestments and automatic payment
arrangements:              800-437-3133

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Fund performance, fund prices, account values, recent account transactions
and account inquiries:     800-862-7919

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                                                          S-6431 A (11/99)
AXP Small Cap Advantage Fund
IDS Tower 10
Minneapolis, MN 55440-0010

                           AMERICAN EXPRESS Financial Advisors